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                                                                     Exhibit 23







INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-32372 of Nevada Power Company on Form S-8 of our report dated June 3, 1994 appearing in this Annual Report on Form 11-K of Nevada Power Company 401(k) Savings Plan for the year ended December 31, 1993.



Deloitte & Touche
Deloitte & Touche

Las Vegas, Nevada
June 24, 1994





















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